EXHIBIT 99(i)

GULLEDGE REALTY INVESTORS II, L.P.
(A Limited Partnership)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ASDOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gulledge Realty Investors II, L.P. (the "Registrant") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on March 31, 2003 and as amended on the date hereof, (the "Report"), the undersigned officers certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

GULLEDGE REALTY INVESTORS II, L.P.

		By:	GULL-AGE Properties, Inc.
Managing General Partner

Date:	April 10, 2003	By:	/s/ Douglas L. Kelly
Douglas L. Kelly
President, Secretary, Treasurer
and Director